                                                                    EXHIBIT 10.6

                                             REIMBURSEMENT AGREEMENT (the
                                    "Agreement") dated as of November 22,2002, between UNITED STATES FILTER CORPORATION ("USF") and NATIONAL WATERWORKS, INC., formerly known as Blue Acquisition Corp. ("NWW').

                  Reference is made to the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of September 12,2002 among USF, NWW and U.S. Filter Distribution Group, Inc. ("Distribution") pursuant to which NWW is acquiring substantially all of the assets of, and certain liabilities of, Distribution. All capitalized terms used but not defined herein shall have their respective meanings set forth in the Asset Purchase Agreement.

                  USF has heretofore caused the supply and installation bonds listed on Schedule A-1 hereto (the "Supply Bonds"), the performance bonds listed on Schedule A-2 hereto (the "Performance Bonds") and the lease guaranties listed on Schedule A-3 attached hereto (the "Lease Guaranties") to be executed on behalf of Distribution in favor of the obligees referenced on such schedules. Upon the consummation of the transactions contemplated by the Asset Purchase Agreement, USF will remain obligated under the Supply Bonds, Performance Bonds and Lease Guaranties.

                  Accordingly, USF and NWW agree as follows:

         SECTION 1.  Reimbursement.

         NWW shall reimburse USF for (i) the amount of any claim made by the issuer of the Supply Bonds and paid by USF and any liability, loss, cost or expense incurred by USF in connection therewith (each such claim, liability, loss, cost or expense, a "Supply Bond Obligation"), (ii) the amount of any claim made by the issuer of the Performance Bonds and paid by USF and any liability, loss; cost or expense incurred by USF in connection therewith, (each such claim, liability, loss, cost or expense, a "Performance Bond Obligation"), and (iii) the amount of any payment made by USF under the Lease Guaranties, and any liability, loss, cost or expense incurred by USF in connection therewith (each such claim, liability, loss, cost or expense, a "Lease Guaranty Obligation"), in each case upon written notification from USF setting forth the amount of the Supply Bond Obligation, Performance Bond Obligation or Lease Guaranty Obligation, as the case may be, and documentation evidencing such obligation and amount.

         SECTION 2.  Letters of Credit.

         On the date hereof NWW is causing UBS AG, Stamford Branch (the "Issuing Bank") to issue (i) a letter of credit to USF as beneficiary in the amount of $1,025,758.25 in the form attached hereto as Exhibit A-l, to secure NWW's obligations to USF pursuant to Section 1 above with respect to the Supply Bond Obligations (the "Supply Bond L/C"), (ii) a letter of credit to USF as beneficiary in the amount of $250,000, in the form attached hereto as Exhibit A-2, to secure NWW's obligations to USF pursuant to Section 1 above with respect to the Performance Bond Obligations (the "Performance Bond L/C"), and (iii) a letter of credit to USF as beneficiary in the amount of $86,531.75, in the form attached hereto as Exhibit A-3, in each case to secure NWW's obligations to USF pursuant to Section 1 above with respect to the Lease Guaranty Obligations (the "Lease Guaranty L/C"). USF shall have the right to make one or more draws under the Supply Bond L/C, the Performance Bond L/C or the Lease Guaranty L/C, as the case may be, in an amount equal to the applicable Supply Bond Obligation, Performance Bond Obligation or Lease Guaranty Obligation, respectively, if NWW fails to reimburse USF such amounts within 10 business days of receipt of notice given in accordance with Section 1 above.

          SECTION 3. Termination.

         (a) The reimbursement obligations of NWW contained herein with respect to the Supply Bonds shall terminate at such time as all Supply Bonds have been terminated or released. Within ten business days of written notice delivered by NWW to USF of such release or termination of all Supply Bonds, USF shall take all action reasonably necessary at NWW's cost and expense to terminate the Supply Bond L/C, including providing written notice of termination to the Issuing Bank and delivering the original Supply Bond L/C to the Issuing Bank. Notwithstanding the foregoing, in the event all Supply Bonds have been terminated or released but a claim for reimbursement of a Supply Bond is pending pursuant to Section 1 above, then USF shall take all action reasonably necessary at NWW's cost and expense to terminate the Supply Bond L/C within ten business days of resolution of such claim.

         (b) The reimbursement obligations of NWW contained herein with respect to the Performance Bonds shall terminate at such time as all Performance Bonds have been terminated or released. Within ten business days of written notice delivered by NWW to USF of such release or termination of all Performance Bonds, USF shall take all action reasonably necessary at NWW's cost and expense to terminate the Performance Bond L/C, including providing written notice of termination to the Issuing Bank and delivering the original Performance Bond L/C to the Issuing Bank. Notwithstanding the foregoing, in the event all Performance Bonds have been terminated or released but a claim for reimbursement of a Performance Bond is pending pursuant to Section 1 above, then USF shall take all action reasonably necessary at NWW's cost and expense to terminate the Performance Bond L/C within ten business days of resolution of such claim.

         (c) The reimbursement obligations of NWW contained herein with respect to the Lease Guaranties shall terminate at such time as all Lease Guaranties have been terminated or released. Within ten business days of written notice delivered by NWW to USF of such release or termination of all Lease Guaranties, USF shall take all action reasonably necessary at NWW's cost and expense to terminate the Lease Guaranty L/C, including providing written notice of termination to the Issuing Bank and delivering the original Lease Guaranty Bond L/C to the Issuing Bank. Notwithstanding the foregoing, in the event all Lease Guaranties have been terminated or released but a claim for reimbursement of a Lease Guaranty is pending pursuant to Section 1 above, then USF shall take all action reasonably necessary at NWW's cost and expense to terminate the Lease Guaranty L/C within ten business days of resolution of such claim.

         SECTION 4.  Permit Bonds.

         NWW has obtained, as of the closing of the transactions contemplated by the Asset Purchase Agreement, permit bonds to replace the permit bonds listed on Schedule B attached hereto which USF had caused to be issued on behalf of Distribution for various obligees on or prior to the closing date of the transactions contemplated by the Asset Purchase Agreement (the "Permit Bonds"). NWW shall use its best efforts (apart from commencing litigation), at NWW's cost and expense, to obtain the release of the Permit Bonds as soon as reasonably practicable following the closing date of the transactions contemplated by the Asset Purchase Agreement.

         SECTION 5.  Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY JURISDICTION'S CONFLICT OF LAWS PRINCIPLES.

         SECTION 6.  Amendment.

         Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between NWW and USF.

         SECTION 7.  Notices.

         All notices, requests, demands, claims, consents and other communications which are required or otherwise delivered hereunder shall be in writing in accordance with Section 10.2 of the Asset Purchase Agreement.

         SECTION 8.  Binding Agreement: Assignments.

         Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and permitted assigns in accordance with Section 10.3(a) of the Asset Purchase Agreement.

         SECTION 9.  Severability.

         In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         SECTION 10. Counterparts.

         This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this

Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

                                  * * * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

                                      UNITED STATES FILTER CORPORATION

                                      By: /s/ Robert S. Joyce
                                         ---------------------------------------
                                          Name:  Robert S. Joyce
                                          Title: Executive Vice President


                                      NATIONAL WATERWORKS, INC.

                                      By: /s/ Harry K. Hornish
                                         ---------------------------------------
                                          Name:  Harry K. Hornish
                                          Title: President & C.E.O.

                                                                    SCHEDULE A-l


                                  SUPPLY BONDS

                                 [SEE ATTACHED]

                              Supply-Installation

                         ACTIVE BOND SCHEDULE WITH WIP

ACCOUNT USF DISTRIBUTION GROUP ONLY             UPDATED AS OF: NOVEMBER 21, 2002

 BOND  PREM.EFF. PREM.EFF.
NUMBER   DATE      DATE     PREMIUM        OBLIGEE NAME                         JOB DESCRIPTION                            PRINCIPAL
SUPPLY-INSTALLATION BONDS   $52,646
 217911 05/03/99 05/03/01   $15,956 City of Berwyn                        Install water conditioning equip                     USFDG
 255233 02/20/01 02/20/03    $1,110 City of Camden                        Cold water meters                                    USFDG
 258486 03/22/01 03/22/03      $264 Jackson Township MUA                  supply water meters                                  USFDG
 261973 08/06/01 08/06/03      $214 City of Cleveland                     Supply valves & appurtenances                        USFDG
 266690 08/20/01 08/20/03      $100 City of St. Louis, Supply Division    Supply ductile iron pipe and fittings                USFDG
 266695 09/20/01 09/20/03      $100 City of Cleveland                     Purchase Contract                                    USFDG
 266714 10/24/01 10/24/03    $1,742 Village of Lagrange Park              Ph. 2 - install water meters & hardware              USFDG
 266717 11/14/01 11/14/03      $670 City of Cleveland                     Supply Fire Hydrants & Appurt.                       USFDG
 266725 10/19/01 10/19/03    $8,265 City of Chanhassen, MN                Mtr replace & radio read interface                   USFDG
 285909 12/28/01 12/28/03    $1,851 Jackson County Water & Sewer Auth     supply of manholes                                   USFDG
 285910 12/28/01 12/28/03    $1,332 Jackson County Water & Sewer Auth.    Provide PVC sewer pipe                               USFDG
 290308 05/17/02 05/17/04      $706 Lott Wastewater Alliance              Supply Pipe & Fittings                               USFDG
 290322 06/21/02 06/21/04   $12,945 City of Palos Heights                 supply/install water meters                          USFDG
 290339 07/31/02 07/31/04    $3,157 Village of Huntley                    supply/install water meters                          USFDG
                                                                                                                         (Carol
                                                                                                                         Stream, IL)
 290360 08/27/02 08/24/04      $320 City of Cleveland                     supply various fittings.                             USFDG
 290363 09/08/02 09/07/05      $100 City of St. Louis                     Supply meters, detector water                        USFDG
 290364 09/04/02 09/04/04      $107 Clearfield Mun. Auth., PA             Supply 10" water main materials                      USFDG
 290375 09/25/02 09/25/04      $698 Sletten Construction of Nevada        supply underground pipe, valves and fittings.        USFDG
 290377 09/27/02 09/27/04      $435 National Metering Service, Inc.       supply/deliver water meters/appurtenances            USFDG
 290382 10/11/02 10/11/04      $288 Township of East Brunswick            supply water meters and ancillary equip.             USFDG
 290392 10/30/02 10/30/04      $100 Beaver Borough Mun Auth, Pa           Supply waterline & sanitary sewer materials          USFDG
 290395 11/12/02 11/12/04      $100 Bucks county water & sewer auth, Pa   Supply water-meter maint. Materials                  USFDG
 290396 10/28/02 10/28/05    $1,962 Bucks county water & sewer auth, Pa   Supply automated meter reading equip                 USFDG
 290400 11/19/02 11/19/04      $124 City of Lorain, Oh                    Supply various water work materials                  USFDG

                                                   PERCENT- EST. COST COST
 BOND                                   CONTRACT     AGE       TO      TO      COST TO
NUMBER        GRP         BOND AMOUNT    AMOUNT    COMPLETE COMPLETE  DATE     COMPLETE    TOTAL COST        COMMENTS
SUPPLY-INSTALLATION BONDS  $12,072,610  $13,033,459                            $4,103,033  $13,003,459
 217911       DG            $4,178,185   $4,178,185   99%   41,782  4,136,403     $41,782   $4,178,185  Data room
 255233       DG            $1,110,000   $1,110,000  100%        0  1,110,000          $0   $1,110,000  copy obtained
 258486       DG              $264,065     $264,065  100%        0    264,065          $0     $264,065  Complete
 261973       DG               $53,455     $213,820        213,820          0    $213,820     $213,820  copy obtained
 266690       DG               $97,000      $97,000         97,000          0     $97,000      $97,000  copy obtained
 266695       DG               $67,106     $268,424        268,424          0    $268,424     $268,424  Data room
 266714       DG              $362,880     $362,880   97%   10,886    351,994     $10,886     $362,880  Data room
 266717       DG              $167,500     $670,000        670,000          0    $670,000     $670,000  Data room
 266725       DG            $1,332,998   $1,332,988   99%   13,330  1,319,658     $13,330   $1,332,988  Data room
                                                                                                        Work to start August 2002,
                                                                                                        expect to complete January
 285909       DG              $638,256     $638,256   10%  574,430     63,826    $574,430     $638,256  2003
                                                                                                        Work to start August 2002,
                                                                                                        expect to complete November
 285910       DG              $459,255     $459,255    5%  436,292     22,963    $436,292     $459,255  2002
 290308       DG              $243,383     $243,383   95%   12,169    231,214     $12,169     $243,383
 290322       DG            $1,533,152   $1,533,152   75%  383,288  1,149,864    $383,288   $1,533,152  copy obtained
 290339       DG              $259,552     $259,552   85%   38,933    220,619     $38,933     $259,552  copy obtained
 290360       DG               $22,222      $88,888    0%   88,888          0     $88,888      $88,888  copy obtained
 290363       DG                $4,700       $4,700    0%    4,700          0      $4,700       $4,700  copy obtained
 290364       DG               $29,821      $29,821  100%        0     29,821          $0      $29,821  Copy Obtained
 290375       DG              $235,327     $235,327    0%  235,327          0    $235,327     $235,327
 290377       DG              $130,000     $130,000    0%  130,000          0    $130,000     $130,000
 290382       DG               $80,000      $80,000    0%   80,000          0     $80,000      $80,000
 290392       DG               $24,696      $24,696    0%   24,696          0     $24,696      $24,696
 290395       DG               $26,844      $26,844    0%   26,844          0     $26,844      $26,844
 290396       DG              $717,829     $717,829    0%  717,829          0    $717,829     $717,829
 290400       DG               $34,395      $34,395    0%   34,395          0     $34,395      $34,395

                                                                    SCHEDULE A-2


                               PERFORMANCE BONDS

BOND        EFFECTIVE   EXPIRATION           BOND                                                JOB
NUMBER        DATE         DATE             AMOUNT               OBLIGEE                     DESCRIPTION
------      ---------   ----------         --------      -------------------------          -------------
261957      03/01/02     02/28/03          $500,000      Harrison Development, LLC          Gilbert Lease
                                                                                            Guarantee

261958      12/01/01     02/28/03          $500,000      Harrison Development, LLC          Tollenson
                                                                                            lease
                                                                                            guarantee

                                                                    SCHEDULE A-3


                                LEASE GUARANTIES

                           EFFECTIVE           EXPIRATION                                 AMOUNT OF
DESCRIPTION                  DATE                 DATE                  OBLIGEE           GUARANTY
-----------                ---------           ----------        ----------------------   ---------
Lease for 4700              __/__/97             9/30/03         Cattelus Development      $51,912
District Blvd,                                                   Corporation
Vernon, California

Lease for 901                 9/9/97             6/l1/03         REA Investment            $63,365
Crafters Lane,                                                   Partners
Pineville,North
Carolina

Lease for 3668               2/28/98             2/29/08         Triple Net Investments    $230,850
Crescent County                                                  VII, L.P.
Whitehall
Township

BOND
NUMBER            EFF. DATE       EXP. DATE      AMT. ($)                OBLIGEE NAME                     JOB DESCRIPTION
------            ---------       ---------      --------         -----------------------------      -------------------------
                                                                                                     Superheavy or
186700             09/01/99        08/3l/02        10,000         Department of Transportation       Oversize Permit
192164             03/l5/99        03/l5/02         6,000         State of Washington                Contractor's License Bond
213209             08/1l/01        08/1l/02       204,916         State of Nevada                    Sales Tax bond
213419             11/09/98        11/09/02       100,000         State of Arizona                   Contractor's License Bond
213420             11/09/99        1l/09/02        10,000         State of Arizona                   Contractor's License Bond
213629             12/02/99        12/02/02         5,000         Lake County                        License/Permit
213636             12/07/01        12/07/04        50,000         State of Nevada                    Contractor License bond
                                                                  WA Dept of
218002             06/25/99        06/25/02         6,000         Labor & Industries                 Contractor's License Bond
221951             07/01/01        07/01/03         5,000         MN State Board of Electricity      Contractor's License Bond
229755             08/3l/00        08/3l/03         2,000         County of Mecklenburg              Land Develop and Constr
238769             03/l5/00        03/15/03        10,000         State of Oregon                    Contractor's License Bond
238788             04/06/01        04/06/02       150,000         State of Iowa                      License permit
20718016           08/14/02        08/14/03        50,000         U.S. Customs                       Customs

                                                                      SCHEDULE B


                                  PERMIT BONDS

                                 [SEE ATTACHED]

                                                                     EXHIBIT A-l


                                SUPPLY BOND L/C


                                 [SEE ATTACHED]

[Date]

Irrevocable Standby Letter of Credit No. [Number]

Beneficiary:                         Applicant:
United States Filter Corporation     National Waterworks, Inc.
40-004 Cook Street                   200 West Hwy. 6, Suite 620
Palm Desert, California 92211        Waco, Texas 76712


Gentlemen:

We hereby establish in your favor our Irrevocable Letter of Credit No. [NUMBER] for the account of National Waterworks, Inc. ("Applicant") up to an aggregate amount of ONE MILLION TWENTY FIVE THOUSAND SEVEN HUNDRED FIFTY EIGHT DOLLARS AND TWENTY FIVE CENTS (US$1,025,758.25).

This letter of credit is available by your sight draft(s) drawn on UBS AG, Stamford Branch accompanied by a statement signed by one of your officers in substantially the following form:

"The undersigned hereby certifies that National Waterworks, Inc. ("Applicant") has failed to reimburse United States Filter Corporation ("Beneficiary") for a
Supply Bond Obligation in an amount equal to [AMOUNT IN WORDS] Dollars ($      )
pursuant to the Reimbursement Agreement dated as of November 22, 2002 between Applicant and Beneficiary (as amended, modified, restated or replaced). The date of Beneficiary's notice to Applicant of such obligation is more than 10 days prior to the date hereof. Beneficiary hereby draws under the Letter of Credit in
an amount equal to [AMOUNT IN WORDS] Dollars ($         )."

Your acceptance of this Letter of Credit will constitute your agreement to return, for the account of the Applicant, any funds paid to you hereunder and not applied by you, when you determine, in your sole discretion, that no further liability exists. The aggregate amount of drawings under this Letter of Credit shall not exceed the amount of $1,025,758.25.

In no event will this Letter of Credit be terminated prior to NOVEMBER 22, 2003 unless directed by you in writing.

This Letter of Credit sets forth in full the terms of our undertaking. References in this Letter of Credit to other agreements, contracts, documents or instruments shall not modify or affect the terms hereof or cause such agreements, contracts or instruments to be deemed incorporated herein.

It is a condition of this Letter of Credit that it shall be automatically extended without amendment for a period of one year from the present or any future expiration date, unless thirty (30) days prior to the expiration, we shall notify you and the Applicant via registered or certified mail, by courier or by messenger that we elect not to extend it.

If this Letter of Credit shall not be extended as herein above provided or replaced no later than fifteen (15) days prior to the present or future expiration date, you may draft upon us forthwith, for the undrawn portion of this Letter of Credit, to be presented to UBS AG, Stamford Branch [PROPER ADDRESS AND ROUTING INFORMATION FOR DRAW DOCUMENTATION].

We hereby agree that all drafts drawn and negotiated in compliance with the terms hereof will be duly honored upon presentation and delivery of this original Letter of Credit and each document specified above during the term of this Letter of Credit.

Except when the expiration date of this Letter of Credit is extended for one year, this Letter of Credit cannot be modified without written consent or written acknowledgment of the Beneficiary. All fees and banking charges are at the expense of the Applicant.

Except as otherwise expressly stated this Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500."


UBS AG, Stamford Branch
Sincerely,

[SIGNATURE]
[NAME AND TITLE OF BANK OFFICER]

                                                                     EXHIBIT A-2


                              PERFORMANCE BOND L/C

                                 [SEE ATTACHED]

[Date]

Irrevocable Standby Letter of Credit No. [Number]

Beneficiary:                        Applicant:
United States Filter Corporation    National Waterworks, Inc.
40-004 Cook Street                  200 West Hwy. 6, Suite 620
Palm Desert, California 92211       Waco, Texas 76712


Gentlemen:

We hereby establish in your favor our Irrevocable Letter of Credit No. [NUMBER] for the account of National Waterworks, Inc. ("Applicant") up to an aggregate amount of TWO HUNDRED FIFTY THOUSAND DOLLARS (US$250,000).

This letter of credit is available by your sight draft(s) drawn on UBS AG, Stamford Branch accompanied by a statement signed by one of your officers in substantially the following form:

"The undersigned hereby certifies that National Waterworks, Inc. ("Applicant") has failed to reimburse United States Filter Corporation ("Beneficiary") for a Performance Bond Obligation in an amount equal to [AMOUNT IN WORDS] Dollars
($     ) pursuant to the Reimbursement Agreement dated as of November 22, 2002 between Applicant and Beneficiary (as amended, modified, restated or replaced). The date of Beneficiary's notice to Applicant of such obligation is more than 10 days prior to the date hereof. Beneficiary hereby draws under the Letter of
Credit in an amount equal to [AMOUNT IN WORDS] Dollars ($     )."

Your acceptance of this Letter of Credit will constitute your agreement to return, for the account of the Applicant, any funds paid to you hereunder and not applied by you, when you determine, in your sole discretion, that no further liability exists. The aggregate amount of drawings under this Letter of Credit shall not exceed the amount of $250,000.

In no event will this Letter of Credit be terminated prior to NOVEMBER 22,2003 unless directed by you in writing.

This Letter of Credit sets forth in full the terms of our undertaking. References in this Letter of Credit to other agreements, contracts, documents or instruments shall not modify or affect the terms hereof or cause such agreements, contracts or instruments to be deemed incorporated herein.

It is a condition of this Letter of Credit that it shall be automatically extended without amendment for a period of one year from the present or any future expiration date, unless thirty (30) days prior to the expiration, we shall notify you and the Applicant via registered or certified mail, by courier or by messenger that we elect not to extend it

If this Letter of Credit shall not be extended as herein above provided or replaced no later than fifteen (15) days prior to the present or future expiration date, you may draft upon us forthwith, for the undrawn portion of this Letter of Credit, to be presented to UBS AG, Stamford Branch [PROPER ADDRESS AND ROUTING INFORMATION FOR DRAW DOCUMENTATION].

We hereby agree that all drafts drawn and negotiated in compliance with the terms hereof will be duly honored upon presentation and delivery of this original Letter of Credit and each document specified above during the term of this Letter of Credit.

Except when the expiration date of this Letter of Credit is extended for one year, this Letter of Credit cannot be modified without written consent or written acknowledgment of the Beneficiary. All fees and banking charges are at the expense of the Applicant.

Except as otherwise expressly stated this Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500."

UBS AG, Stamford Branch
Sincerely,

                                                                     EXHIBIT A-3


                               LEASE GUARANTY L/C

                                 [SEE ATTACHED]

[Date]

Irrevocable Standby Letter of Credit No. [Number]

Beneficiary:                        Applicant:
United States Filter Corporation    National Waterworks, Inc.
40-004 Cook Street                  200 West Hwy. 6, Suite 620
Palm Desert, California 92211       Waco, Texas 76712


Gentlemen:

We hereby establish in your favor our Irrevocable Letter of Credit No. [NUMBER] for the account of National Waterworks, Inc. ("Applicant") up to an aggregate amount of EIGHTY SIX THOUSAND FIVE HUNDRED THIRTY ONE DOLLARS AND SEVENTY FIVE CENTS (US$86,531.75).

This letter of credit is available by your sight draft(s) drawn on UBS AG, Stamford Branch accompanied by a statement signed by one of your officers in substantially the following form:

"The undersigned hereby certifies that National Waterworks, Inc. ("Applicant") has failed to reimburse United States Filter Corporation ("Beneficiary") for a
Lease Guaranty Obligation in an amount equal to [AMOUNT IN WORDS] Dollars ($   )
pursuant to the Reimbursement Agreement dated as of November 22, 2002 between Applicant and Beneficiary (as amended, modified, restated or replaced). The date of Beneficiary's notice to Applicant of such obligation is more than 10 days prior to the date hereof. Beneficiary hereby draws under the Letter of Credit in
an amount equal to [AMOUNT IN WORDS] Dollars ($   )."

Your acceptance of this Letter of Credit will constitute your agreement to return, for the account of the Applicant, any funds paid to you hereunder and not applied by you, when you determine, in your sole discretion, that no further liability exists. The aggregate amount of drawings under this Letter of Credit shall not exceed the amount of $86,531.75.

In no event will this Letter of Credit be terminated prior to NOVEMBER 22, 2003 unless directed by you in writing.

This Letter of Credit sets forth in full the terms of our undertaking. References in this Letter of Credit to other agreements, contracts, documents or instruments shall not modify or affect the terms hereof or cause such, agreements, contracts or instruments to be deemed incorporated herein.

It is a condition of this Letter of Credit that it shall be automatically extended without amendment for a period of one year from the present or any future expiration date, unless thirty (30) days prior to the expiration, we shall notify you and the Applicant via registered or certified mail, by courier or by messenger that we elect not to extend it.

If this Letter of Credit shall not be extended as herein above provided or replaced no later than fifteen (15) days prior to the present or future expiration date, you may draft upon us forthwith, for the undrawn portion of this Letter of Credit, to be presented to UBS AG, Stamford Branch [PROPER ADDRESS AND ROUTING INFORMATION FOR DRAW DOCUMENTATION].

We hereby agree that all drafts drawn and negotiated in compliance with the terms hereof will be duly honored upon presentation and delivery of this original Letter of Credit and each document specified above during the term of this Letter of Credit.

Except when the expiration date of this Letter of Credit is extended for one year, this Letter of Credit cannot be modified without written consent or written acknowledgment of the Beneficiary. All fees and banking charges are at the expense of the Applicant.

Except as otherwise expressly stated this Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500."


UBS AG, Stamford Branch
Sincerely,